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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                    _____________

                                      FORM 8-K/A
                                  (Amendment No. 1)
                                    _____________

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                    _____________

     Date of Report (Date of earliest event reported)         July 15, 1998


                                    _____________

                             JCP MASTER CREDIT CARD TRUST
                             (Issuer of the Certificates)

                                JCP RECEIVABLES, INC.
                (Exact name of registrant as specified in its charter)


          Delaware                          0-17270           75-2231415
     (State or other jurisdiction         (Commission       (IRS Employer
          of incorporation)               File Number)      Identification No.)

          6501 Legacy Drive, MS 1318
          Plano, Texas                                  75024
     (Address of principal executive offices)          (Zip Code)

     (Registrant's telephone number,
     including area code):                    (972)431-2082

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                    The undersigned registrant hereby amends the following
          items, financial statements, exhibits, or other portions of its Current Report on Form 8-K dated July 15, 1998 as set forth in the pages attached hereto:

                    Exhibit 99.2, Monthly Certificateholders'
               Statement - Series C, is amended to correct certain errors therein. The sections corrected are Section B.1 thereof, which appears on page 2 thereof and which should read $701.29, and Section
               B.2 thereof, which appears on page 2 thereof and which should read $2.93, and Section C.10 thereof, which appears on page 5 thereof and which should read $18,750,000.00.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JCP RECEIVABLES, INC.

     Date:  January 26, 1999   By:  /s/Catherine A. Walther
                                   ________________________
                                       Catherine A. Walther
                                           President